UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2009

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	22-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6707 Democracy Boulevard

Suite 300

Bethesda, MD 20817

(Address of principal executive offices)

(301) 571-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 27, 2009, the Board of Directors of the registrant appointed Peter Dawkins to the Board of Directors.

Mr. Dawkins is founder and principal of ShiningStar Capital LLC, and Brigadier General, U.S. Army (Retired). Prior to founding his current firm, Gen. Dawkins was vice chairman of Global Wealth Management for Citigroup, vice chairman of the Citigroup Private Bank, and executive vice president and vice chairman of Travelers Insurance during an eleven-year tenure with the firm. Previously, from 1991 – 1996, he served as chairman and CEO of Primerica Financial Services, and earlier served as head of the U.S. consulting practice of Bain & Company. During his military career, Gen. Dawkins served as military assistant to the Deputy Secretary of Defense and was selected as a White House Fellow.

Mr. Dawkins was selected as a director pursuant to the terms of that certain Transaction Agreement dated as of September 22, 2008, as amended on April 28, 2009, among Iridium Holdings LLC, GHL Acquisition Corp. and the sellers named therein, which provides that Baralonco Limited is entitled to designate one member to the Board of Directors. There are no transactions, or proposed transactions, during the last two years with the registrant to which Mr. Dawkins was or is to be a party, in which Mr. Dawkins, or any member of his immediate family, has a direct or indirect material interest.

Item 7.01.	Regulation FD Disclosure.

The press release issued in connection with the announcement of Mr. Dawkin’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by the registrant on November 2, 2009 announcing the appointment of Peter Dawkins to the registrant’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: November 2, 2009	By:	/S/ MATTHEW J. DESCH
	Name:	Matthew J. Desch
	Title:	Chief Executive Officer